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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-19390, Post-Effective Amendment No. 1 to Registration Statement No. 2-84205, and Registration Statement No. 33-59546 on Forms S-8 of our report dated June 20, 1994, appearing in this Annual Report on Form 10-K/A of TransTechnology Corporation for the year ended March 31, 1994.





  S\DELOITTE & TOUCHE
- - ------------------------

Parsippany, New Jersey
August 8, 1994





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